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                                                                   EXHIBIT 10.21

                              SEVENTH AMENDMENT TO
                         REGISTRATION RIGHTS AGREEMENT

     This Seventh Amendment to Registration Rights Agreement is made and entered into as of the 6th day of September, 1996, by and among Consep, Inc., an Oregon corporation (the "Company"), and the undersigned holders of outstanding shares of the Company's Common Stock (the "Holders").

                                R E C I T A L S

     A. The Company, the Holders and certain other parties entered into that certain Registration Rights Agreement dated May 5, 1992, providing for certain registration rights with respect to Outstanding Registrable Securities, as defined in the Registration Rights Agreement, which Registration Rights Agreement was amended pursuant to a First Amendment of Registration Rights Agreement dated July 16, 1992, a Second Amendment of Registration Rights Agreement dated August 28, 1992, a Third Amendment to Registration Rights Agreement dated October 7, 1993, a Fourth Amendment to Registration Rights Agreement dated December 20, 1993, a Fifth Amendment to Registration Rights Agreement dated February 15, 1994, and a Sixth Amendment to Registration Rights Agreement dated August 1, 1995. The Registration Rights Agreement dated May 5, 1992, as amended by the above-referenced Amendments is referred to herein as the Registration Rights Agreement.

     B. The Company and Holders desire to amend the Registration Rights Agreement to exempt the Company's currently contemplated secondary public offering of shares of its Common Stock from the piggyback registration rights provisions set forth in Section 1.2.

     C. Approval by the Company, the holders of at least sixty percent (60%) of the outstanding shares of the Company's Common Stock acquired upon conversion of Series F Preferred Stock (including at least three such holders) and by the holders of at least a majority of the Outstanding Registrable Securities is required to amend the Registration Rights Agreement. It is intended that a sufficient number of such holders are executing this Seventh Amendment to the Registration Rights Agreement (the "Seventh Amendment") to satisfy the foregoing conditions and by their execution are consenting to and approving this Seventh Amendment.

1 -- SEVENTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT
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                                   AGREEMENT

     NOW THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto agree as follows:

     1. Amendment of Section 1.2.

     Section 1.2 of the Registration Rights Agreement is hereby amended in its entirety to provide as follows:

          1.2 Piggyback Registration. If (but without any obligation to do so) the Company proposes to register any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than (i) the currently contemplated secondary public offering of shares of the Company's Common Stock, provided such offering closing on or before December 31, 1996, (ii) a registration relating solely to the sale of securities to participants in a Company stock plan, or (iii) a registration on any form which does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the written request of a Holder given within twenty (20) days after the giving of such notice by the Company, the Company shall, subject to the provisions of Section 1.6, cause to be registered under the Act all of the Registrable Securities that such Holder has requested to be registered.

     2. Counterparts/Governing Law. This Seventh Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Seventh Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Oregon.

                            [SIGNATURE PAGES FOLLOW]

2 -- SEVENTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT
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     IN WITNESS WHEREOF, this Seventh Amendment has been executed by the parties hereto as of the date and year first above written.

COMPANY:

CONSEP, INC.

By: /s/  Volker G. Oakey

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Title: President

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HOLDERS:

Nazem & Company III, L.P.

By: Nazem & Associates, III, L.P.,

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           Its General Partner

By: /s/  Fred F. Nazem

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             A General Partner

    /s/  Fred F. Nazem

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     Fred F. Nazem

J.P. Morgan Investment Corporation

By: /s/  Peter H. Gleason

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Title: Manager and Director

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                      [ADDITIONAL SIGNATURE PAGE FOLLOWS]

3 -- SEVENTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT
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      /s/  Richard M. Welch, Sr.
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           Richard M. Welch, Sr.

        /s/  Maureen M. Welch
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             Maureen M. Welch

         /s/  Volker G. Oakey
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              Volker G. Oakey

        /s/  Walter C. Babcock
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             Walter C. Babcock

Bend Research, Inc.

By: /s/  Walter C. Babcock

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Title: President

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4 -- SEVENTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT